SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 27, 1999


                        Shampan, Lamport Holdings Limited
             (Exact Name of Registrant as specified in its charter)


    Washington                     333-07727              98-0138706
(State of Incorporation)   (Commission File Number) (IRS Identification No.)


                1260-609 Granville Street, Vancouver B.C. V7Y 1G5
               (Address of Principal Executive Office Postal Code)


                                 (604) 687-0888
               (Registrant's telephone number including area code)


Item 5. Other Events

     The Company has issued 568,415 common shares in connection with the settlement of certain accounts payable in the aggregate amount of $63,000.00. Of these shares, 400,000 were issued in accordance with the rules promulgated under Regulation D and 168,415 under Regulation S of the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SHAMPAN, LAMPORT HOLDINGS LIMITED

Date:  September 27, 1999            By:   /s/ William D. McCartney
                                           ----------------------------
                                           William D. McCartney
                                           Director